EXHIBIT 10.20

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN ASTERISK, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.


                          SUPPLIER PARTNERING AGREEMENT

This agreement (Agreement) is dated October 23, 2003 by and between the following parties:

     Pacesetter, Inc. (d/b/a St. Jude Medical CRMD), a St. Jude Medical Company, 15900 Valley View Court, Sylmar, California 91392-9221 ("Buyer"); and

     Wilson Greatbatch Technologies, Inc., (WGT) 9645 Wehrle Drive, Clarence, New York 14031 ("Seller").

INTRODUCTION

Buyer and Wilson Greatbatch Ltd., a subsidiary of Seller entered into a certain Supplier Partnering Agreement dated as of June 1, 2000 (the "2000 Agreement") and the parties desire to replace the 2000 Agreement in its entirety as set forth in this Agreement. The parties desire to establish and continue a stable relationship based on a continuous improvement process leading toward world-class benchmarks in quality, cost, inventory levels, delivery, technology, and service.

Therefore, Seller and Buyer mutually agree to the following:

     1. Term of Agreement. This Agreement is enforceable immediately but its terms and conditions shall become effective on 01 January 2004 and will remain in force until 31 December 2006 ("Initial Term"); provided, however, that the term of this Agreement may be extended pursuant to Section 9 of Exhibit A. This Agreement shall supercede and replace the 2000 Agreement in its entirety effective as of 01 January 2004.

     2. Purchase orders; Terms and Conditions of Sale. Seller will provide Buyer Products (as defined in Exhibit A to this Agreement) pursuant to purchase orders to be issued by Buyer's business units, including its Swedish affiliate. The general terms and conditions of sale for Products sold by Seller to Buyer hereunder are set forth on Exhibit A attached to and made a part of this Agreement. The parties expressly agree that none of the terms and conditions of any standard purchase preprinted forms used by either Seller or the Buyer in effectuating the purchase and sale transactions contemplated by this Agreement (including, but not limited to, purchase orders, acknowledgements and acceptance forms, invoices, labels and shipping documents) which are inconsistent with, or in addition to, those contained in this Agreement shall have any force or effect.



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


     3. Pricing. Pricing shall be as shown in Exhibits B (Batteries and Capacitors), C (Feedthroughs, Filtered Feedthroughs), D (Component Parts) and E (Enclosures).

     4. Inventory. Seller will maintain a finished inventory for each Product at the level indicated in Exhibits B, C, D and E. The level is a proportion of the estimated annual usage for the product and will be updated each quarter. If inventory drops below the indicated level at any time or is totally consumed by Buyer, Seller will promptly replenish inventory to the appropriate level as indicated in Exhibits B, C, D and E. Seller will keep Buyer informed of the inventory level and location of each Product. At Buyer's discretion, any inventory may be consigned to Buyer's facility. Buyer will be responsible for any resulting additional costs to Seller.

Buyer is responsible for all inventory held by Seller under the terms of, and as provided for in, Section 6 of Exhibit A to this Agreement.

     5. Forecasts. Effective January, 2004 and each quarter thereafter that the Agreement continues to remain in effect, Buyer shall provide Seller with a written rolling 12 month forecast of the amount of each Product which Buyer projects it will purchase during the next 12 months ("Forecasts"). Forecasts shall be non-binding on Buyer; provided, however, that the amount of inventory that Seller is required to maintain (as set forth on Exhibits B, C, D and E) during the 12 months shall be determined by reference to the Forecasts. Buyer shall make every reasonable effort to provide 12 month rolling forecast no later than the 5th business day of each quarter.

     6. Quantity. Subject to Section 2.6 on Exhibit A, Buyer will purchase no less than the inventory commitment of each product indicated in Exhibits B, C, D and E. Also subject to Section 2.6 on Exhibit A, Buyer will purchase from Seller a percentage of Buyer's total annual requirements of each Product determined as indicated in Exhibits B, C, D and E. Excluded from this obligation is Buyer's need for new or developing technologies that Seller is unable to supply at competitive prices and in time to meet Buyer's needs.

     7. Quality/Improvements. Seller will start or maintain a program that includes the ability to measure and report on quality control and improvement processes.

     7.1. Seller will start and/or maintain a continuous improvement strategy for product quality, cost, delivery, inventory reduction, and service.

     7.2. Delivery to be 100% on time (up to three days early and zero days late).

     7.3. Seller will start and/or maintain a quality system or plan that meets the requirements of ISO-9000.




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



     7.4. Upon request by Buyer or Seller, Seller will participate, or be permitted to participate, in early supplier involvement with Buyer for Buyer's new Products of the type specified in this Agreement. Buyer will provide Seller with sufficient information and cooperation in connection therewith to permit Seller to qualify product for sale to Buyer.

     7.5. Seller will meet with Buyer on a regular basis to review programs, performance measurements, and barriers to progress. Seller and Buyer will mutually agree on taking actions to correct problems and eliminate barriers.

     8. Communication. Seller and Buyer will conduct quarterly reviews to facilitate the purposes of this Agreement. Also, Buyer will inform Seller of Buyer's planned production rates for the Products to help Seller in its planning. Until further notice, the key people who will be responsible for routine communications between Seller and Buyer are:

     For Seller: Elwin Rego, Market Manager - Batteries and Capacitors
                 Paul Ziolkowski, Market Manager - Components
                 Mary Brocious, Market Manager - Feedthroughs / Filtered Feedthroughs
                 Mike Nowaczyk, Plant Manager - Enclosures


     For Buyer:        Mary Lytle, Commodity Manager
                       Owe Eriksson, Director of Purchasing (Sweden)

     9. Buyer's drawings and designs. Seller will use only drawings that have been mutually agreed upon to manufacture the Products. Seller will never make or sell any Products using Buyer's designs for anyone other than Buyer.

10.      Confidential information.

     10.1. Treatment of Propriety Information. Each of Seller and Buyer (each a "receiving party") agrees to maintain all proprietary information disclosed by the other party to this Agreement (each a "disclosing party") in strict secrecy and confidence, and not to disclose such proprietary information to any third party, nor make any use of such information and technology for its own benefit or gain other than in carrying out its efforts under this Agreement. The receiving party agrees to have its employees sign agreements, or to have an appropriate corporate policy in effect, which requires them to keep confidential any proprietary information they learn in their positions at the receiving party; these agreements and/or policies shall require them to maintain confidentiality of proprietary information disclosed by the disclosing party. The receiving party further agrees that no proprietary information or materials will be supplied to any other corporation, partnership, laboratory, or individuals other than those approved in writing by the disclosing party, with the exception of disclosure to the FDA and similar regulatory agencies of information relative to obtaining regulatory approval.

     10.2. Limited Release. The receiving party shall be released from the obligations of Section 10.1 to the extent that any of the disclosed information: (a) was already part of the public domain at the time of the disclosure by the disclosing party; (b) becomes part of the public domain through no fault of the receiving party (but only after and only to the extent that it is published or otherwise becomes part of the public domain); (c) was in the receiving party's possession prior to the disclosure by the disclosing party and was not acquired, directly, or indirectly, from the disclosing party or from a third party who was under a continuing obligation of confidence to the disclosing party; (d) is received (after the disclosure by the disclosing party) by the receiving party from a third party who did not require the receiving party to hold it in confidence and did not acquire it directly or indirectly, from the disclosing party under a continuing obligation of confidence; or (e) is disclosed by the receiving party pursuant to judicial compulsion, provided that the disclosing party is notified at the time such judicial action is initiated. In addition, notwithstanding Section 9.1, Seller may provide proprietary information of Buyer to its subcontractors and vendors without Buyer's prior approval provided that WGL first requires any such subcontractor or vendor to sign a confidentiality agreement which requires them to keep confidential such Buyer information and not to use it except for the purpose of performing their obligations to Seller.

     10.3. Term of Obligation. The obligation of the receiving party to receive and hold information disclosed by the disclosing party in confidence, as required by this Section 9, shall terminate eight (8) years from the date of disclosure of the information hereunder and shall survive any earlier termination of this Agreement.

     10.4. Disposal Upon Termination. In the event this Agreement is terminated, any samples, sketches, or other proprietary material provided by the disclosing party to the receiving party shall be destroyed or returned to the disclosing party, unless and to the extent such materials are necessary to the receiving party to provide continuing support.

11.      Other Provisions.

     11.1. Relationship of the parties. There is no principal-agent relationship between the parties. Neither party will have any authority to contract, bind, or act on behalf of the other, and neither party will try to do so.

     11.2. Separability and waiver. If any part of this Agreement is not legally enforceable, only that part will be disregarded and the rest will stay in effect. If a party waives a particular term or condition, it will be for one time only, it will not change the Agreement, and the same term or condition can be enforced again later.

     11.3. Entire agreement; changes. This Agreement contains the entire understanding of the parties regarding this subject and replaces all previous agreements. There are no written or oral agreements, understandings, or representations apart from this Agreement. This Agreement cannot be changed in any way except by a written document that both parties sign. No interference will be drawn from any difference between this Agreement and any prior negotiations, letters of intent, or drafts of this Agreement.

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


     11.4. Notices. Notices under this Agreement must be in writing. A party can send notice by U.S. certified or express mail, by express courier service (e.g., Federal Express), or by telephone fax to the other party, addressed as follows:

                  To Buyer at:

                  Michael Coyle
                  President
                  St. Jude Medical Cardiac Rhythm Management Division 15900 Valley View Court
                  Sylmar, California 91392-9221

                  To Seller at:

                  Edward F. Voboril
                  Chairman, President & CEO
                  Wilson Greatbatch Technologies, Inc.
                  9645 Wehrle Drive
                  Clarence, New York 14031

or to whatever other address a receiving party may specify from time to time. The parties will consider that notice is given at the end of two business days after it is faxed, and/or five business days from the date it is deposited postage prepaid in the mail or given to an express courier service. A written receipt will be proof of delivery if it is signed by an authorized representative of the receiving party at the address above.

     11.5. Effect of Termination. Expiration or termination of this Agreement shall not affect or cause the release of monetary obligation which shall have accrued prior to such termination, and the parties obligations under
     Section 9 and 10 and Sections 3 and 6 of Exhibit A shall continue in effect until fully satisfied.

     11.6. Public Announcements. Notwithstanding anything to the contrary contained in this Agreement, neither party may initiate or make any public announcement or other disclosure concerning the terms and conditions or the subject matter of this Agreement to any third party without the prior written approval of the other party except as may be required by law. In those circumstances where either party believes that any such disclosure is required by law, it shall (a) notify the other party on a timely basis in advance and (b) use its best efforts to seek confidential treatment of the material provisions of this Agreement to the greatest extent permitted by law.

     11.7. Law. California law will govern this Agreement and its interpretation, as well as the rights and duties of the parties.


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



IN WITNESS OF THIS AGREEMENT, the parties have signed below by their authorized officers:

PACESETTER, INC.                         WILSON GREATBATCH TECHNOLOGIES, INC.

By:     /s/  J. Reynolds                  By:       /s/ Jose E. Almeida
        ------------------------------              ----------------------------

Title:  V.P. Mfg. Operations              Title:    COO, EVP
        ------------------------------              ----------------------------

Date:   October 23, 2003                  Date:     October 17, 2003
        ------------------------------              ----------------------------


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



                                    EXHIBIT A
                                       TO
                          SUPPLIER PARTNERING AGREEMENT


This Exhibit A sets forth the general terms and conditions of sale for all Products sold by Seller to Buyer pursuant to the Agreement to which it is attached.

     1. Definitions. For purposes hereof, the following terms shall have the defined meanings set forth below:

     1.1 "Agreement" means the Supplier Partnering Agreement (as amended and restated) to which this "Exhibit A" is attached.

     1.2 "Batteries" means batteries and other power sources (other than Capacitors), including where the context requires all such Products manufactured by Seller and sold to Buyer under this Agreement.

     1.3 "Capacitors" means wet tantalum and other electrical capacitors, including where the context requires all such Products manufactured by Seller and sold to Buyer under this Agreement.

     1.4 "Feedthroughs" means all filtered and unfiltered device feedthrough components, including where the context requires all such Products manufactured by Seller and sold to Buyer under this Agreement.

     1.5 "Components" means machined and molded products, including where the context requires all such Products manufactured by Seller and sold to Buyer under this Agreement.

     1.6 "Enclosures" means device cases/cans, including where the context requires all such Products manufactured by Seller and sold to Buyer under this Agreement.

     1.7 "Products" or "Products" means Batteries, Capacitors, Feedthroughs, Component Parts and Enclosures, including where the context requires all such Products manufactured by Seller and sold to Buyer under this Agreement.

     1.8 "Consignment Products" means all Products consigned by Seller to Buyer under this Agreement.

2.       Order, Delivery, Payment, Inspection.

     2.1 Orders. All Products shall be ordered by Buyer using Buyer's standard purchase order form which shall set forth, at a minimum, the quantity of Products ordered, the address of the facility of Buyer (or its affiliate) to which Product should be shipped and requested delivery dates.




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



     2.2 Payment Terms. Payment terms are as follows: (a) for Consignment Products purchased by Buyer, by the thirtieth (30th) day after the day on which Consignment Products shall have been withdrawn by Buyer or (b) for all other Batteries and Components purchased by Buyer, net 30 days from the date of the invoice, F.O.B. Clarence, New York or point of shipment, whichever is applicable. Payment terms for tooling and engineering charges are net 30 days from the date of the invoice.

     2.3 Delivery. Except for any Consignment Products, Seller shall deliver Products to Buyer's facility at Valley View Court in Sylmar, California, and/or to such other location(s) as Buyer may designate. Unless Buyer gives Seller written instructions as to the method of shipment and carrier, Seller shall select the methods of shipment and the carrier for the respective purchase order. Seller shall prepay transportation and similar charges upon shipment. Except for Consignment Products, title to all Products conforming to Buyer's purchase order shall pass, free and clear of all encumbrances, at the FOB shipping point, which shall be Seller's facility. Buyer assumes and agrees to bear all risk of damage or loss to the goods after delivery by Seller to the carrier at the FOB shipping point. Buyer hereby releases Seller from any and all claims and liability with respect to any such in-transit damages or losses to the goods. Buyer shall be responsible for securing insurance coverage to cover shipments and deliveries hereunder.

     2.4 Inspection. Seller shall perform testing to ensure that Products delivered by Buyer meet all applicable specifications. Buyer inspection of incoming Products will rely upon Seller testing and may consist of an examination of Seller's testing documentation as well as independent testing by Buyer. Notwithstanding the foregoing, Buyer shall attempt to inspect all Products (including the Consignment Products) within thirty
     (30) days, but not to exceed sixty (60) days, and notify Seller if any of the Products fail to meet Buyer's specifications and quality standards for such Products.

     2.5 Acceptance. Buyer may reject any shipments or deliveries of Products, which are short, nonconforming, defective or deficient and may request correction and/or replacement. Rejected shipments or deliveries of Products shall at the request of Seller be set aside for Seller inspection, or at the request of Seller shipped freight prepaid to Seller. All Products returned to Seller shall be accompanied by a copy of their original shipping documents and the name and phone number of the person at Buyer to be contacted regarding such return. Promptly upon receipt of notice of such shortage, non-conformance, defect or deficiency, Seller shall immediately notify Buyer:

          (a) as to how Seller will replace the defective or deficient Products upon return to Seller, ship replacement Products, or otherwise promptly correct such shortage, non-conformance, or deficiency; and/or



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

          (b) whether such shipment of Products shall be set aside and held by Buyer or returned to Seller and the address to which such affected Products should be returned, or whether such Products should otherwise be disposed of.

     If Buyer elects to cancel or rescind such purchase, Seller shall promptly refund and reimburse Buyer the price paid by Buyer for such purchase, including freight and shipping costs incurred by Buyer in such purchase, prior to the return of the same to Seller. If Buyer elects to have the product replaced, Seller shall bear or shall reimburse Buyer for all costs and expenses incurred by Buyer to repackage, ship and return affected Products to Seller and shall issue a credit memo for the amount of the purchase price of the returned Products.

     2.6 Force Majeure. In the event of fire, explosion, strikes, war, act of any governmental agency, material or labor shortage, transportation contingency, act of God or any other causes beyond the control of Seller ("Force Majeure"), Seller shall not be liable for any delay in shipment or non-delivery of Products covered by this Agreement arising from Force Majeure, and Buyer shall be bound to accept the delayed shipment or delivery made within a reasonable time. In the event of Force Majeure, Buyer shall be excused for the failure to take and pay for Products ordered under this Agreement, until such Force Majeure condition is removed. In the event such conditions cannot be corrected by the party affected within six
     (6) months of the date of the occurrence of a Force Majeure event, then the other party shall have the option to terminate this Agreement upon one (1) month prior notice.

     2.7 Outside Testing. In addition to Seller's testing and Buyer's inspection under Section 2.4 above, Buyer may engage, at its sole expense, a third party (hereinafter, "Testing Organization") to perform testing of Batteries sold to Buyer hereunder, subject to the following conditions:

               (a) The Testing Organization must be independent and not affiliated or associated with Buyer in any way;

               (b) Seller shall have approved the Testing Organization in writing, which approval shall not be unreasonably denied. In that regard, Buyer shall notify Seller in advance of the name, address, qualifications and ownership of the Testing Organization; and

               (c) The Testing Organization shall have agreed in writing (i) to follow all reasonable safety and use directions of Sellers' applicable to the Batteries; (ii) not to reverse engineer, disassemble or destructively test any Batteries of Seller that are the subject of any testing or otherwise; and (iii) to promptly provide to Seller copies of all test reports and other documentation relating to the Batteries that it delivers or makes available to Buyer.


3.       Warranty, Limitation of Liability.

3.1      Product Warranty.



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

               (a) Seller warrants that the Products delivered to Buyer will meet the applicable specifications for such Products and will be free from defects in materials and workmanship at the time of sale. Seller's sole obligation under this Warranty is the repair or replacement, at its election, of any Product, which is found, upon Seller's inspection not to meet warranty set forth in Section 3.1. Such product will be repaired or replaced without charge provided that, (1) prior written approval is required before returning any product, and (2) any product return sent to Seller without prior written approval will be returned to the sender, freight collect.

               (b) This Warranty does not apply to depletion, wear and/or any failure occurring as a result of any of the following: normal use, abuse, misuse, any alteration or modification made to any Product without the express written consent of Seller, attempted disassembly, neglect, improper installation, or any other use inconsistent with any applicable law, rule, regulation or governmental directive, or any use inconsistent with the specifications or warning or recommended operating practices specific to the Product.

               (c) THE WARRANTY SET FORTH IN THIS SECTION 3.1 IS IN LIEU OF ALL OTHER WARRANTIES (EXCEPT OF TITLE), WRITTEN OR ORAL, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. BUYER EXPRESSLY ASSUMES ALL LIABILITY ARISING FROM OR IN CONNECTION WITH THE USE OF THE PRODUCTS PURCHASED HEREUNDER, WHETHER BASED ON CONTRACT, WARRANTY, TORT OR OTHERWISE AND AGREES TO HOLD SELLER HARMLESS FROM SUCH LIABILITIES AND CLAIMS.

     3.2 LIMITATION OF LIABILITY. THE REMEDIES OF BUYER IN THE WARRANTY SET FORTH IN SECTION 3.1 WITH RESPECT TO ALL PRODUCTS, EXCEPT AS SET FORTH IN
     SECTION 3.3 BELOW, ARE EXCLUSIVE, AND THE TOTAL LIABILITY OF SELLER WITH RESPECT TO ANY PRODUCT SOLD TO BUYER UNDER THIS AGREEMENT, OR FROM DELIVERY, INSTALLATION OR REPAIR COVERED BY OR FURNISHED UNDER ANY SALE TO BUYER, WHETHER BASED ON CONTRACT, WARRANTY, NEGLIGENCE, INDEMNITY, STRICT LIABILITY, OR OTHERWISE, SHALL NOT EXCEED THE PURCHASE PRICE OF THE PRODUCT UPON WHICH SUCH LIABILITY IS PLACED. SELLER SHALL IN NO EVENT BE LIABLE TO BUYER OR TO ANY SUCCESSOR IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE THEREOF RELATING TO THE SALE OF PRODUCT FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF SUCH SALE OR ANY DEFECTS IN, OR FAILURE OF, OR MALFUNCTION OF THE PRODUCT UNDER SUCH SALE, INCLUDING BUT NOT LIMITED TO, DAMAGES BASED UPON LOSS OF USE, LOST PROFITS OR REVENUE, INTEREST, LOST GOODWILL, INCREASED EXPENSES AND/OR CLAIMS OF CUSTOMERS OF BUYER, WHETHER OR NOT SUCH LOSS OR DAMAGE IS BASED ON CONTRACT, WARRANTY, NEGLIGENCE, INDEMNITY, STRICT LIABILITY OR OTHERWISE.

3.3      Limited Patent Indemnification.

     (a) Seller agrees to indemnify and hold harmless Buyer, its affiliates and their officers and directors (each, an "Indemnified Party") against any and all amounts paid by any such Indemnified Party to any third party ("Person") by way of damages and, subject to Paragraph (b) of this Section 3.3, legal fees, other defense costs and amounts paid in settlement arising out of any claim, legal action or proceeding by such Person asserting that any Product as supplied to Buyer under this Agreement infringes any patent or other intellectual property rights of such Person specifically relating to such Product or the process of its manufacture by Seller (and not its manner of use by Buyer or any affiliate of Buyer).

     (b) If a claim by a Person is made against any Indemnified Party, and if the Indemnified Party intends to seek indemnity with respect thereto under this Section 3.3, the Indemnified Party shall promptly notify Seller of such claim in writing ("Indemnity Claim Notice"). Seller shall be entitled, but not obligated, to settle or assume the defense of such claim, including the employment of counsel reasonably satisfactory to Seller. If Seller elects to settle or defend such claim, Seller shall notify the Indemnified Party within thirty (30) days after receipt of Buyer's Indemnity Claim Notice of Seller's intent to do so. If Seller elects not to settle or defend such claim or fails to notify the Indemnified Party of the election within thirty (30) days after receipt of the Indemnity Claim Notice, the Indemnified Party shall have the right to contest, settle or compromise the claim provided that, regardless of which party is controlling the settlement or defense of any claim, (a) both the Indemnified Party and Seller shall act in good faith, (b) Seller shall permit the Indemnified Party to participate in such settlement or defense through counsel chosen by the Indemnified Party, (c) no entry of judgment or settlement of a claim may be agreed to by an Indemnified Person without the prior written consent of Seller, and (d) Seller shall reimburse the Indemnified Party for the full amount of such claim and the related expenses as incurred by the Indemnified Party pursuant to this Section 3.3; provided that, if Seller does assume the defense of any claim hereunder, Seller shall not be responsible for the Indemnified Party's legal fees, costs and/or expenses from the date Seller assumes such defense. The controlling party shall upon request deliver, or cause to be delivered, to the other party copies of all correspondence, pleadings, motions, briefs, appeals or other written statements relating to or submitted in connection with the settlement or defense of any such claim, and timely notices of any hearing or other court proceeding relating to such claim.

4.       Compliance with Law.

     4.1 Violation of Law. Buyer and Seller shall each strictly observe and comply with all federal and local laws and regulations, which may govern the manufacture, sale, handling and disposal of any Products herein specified. Violation of any such law or regulation may be viewed as a breach of the Agreement, and may be cause for termination or suspension of sales thereunder. Nothing herein shall be construed to allow either party the right to cancel this Agreement for any inadvertent error or minor violation of any law or regulation by the other party.

     4.2 FDA Compliance. During the term of this Agreement Buyer shall have responsibility for obtaining at its expense, in its name and at its discretion any necessary device regulatory approvals from the U.S. Food and Drug Administration (i.e. PMA's or 501(k)'s as the case may be), and applicable regulatory agencies of such other countries in which any product of Buyer incorporating the Products will be sold. Seller shall supply Buyer with all documents, instruments, information, reports and advice and general assistance as is necessary to complete, and as is reasonably requested by Buyer in connection with such regulatory approval efforts.

     4.3 Seller Compliance. Upon not less than three (3) business days' notice, Seller will provide such Buyer personnel as Buyer reasonably deems appropriate with reasonable access from time to time to Seller's facilities and records for the purpose of confirming Seller's compliance with requirement as noted in this Section 4, and for the further purpose of confirming, if reasonably deemed necessary by Buyer, Seller's compliance with applicable specifications for Products.

     5. Consignment. If Buyer requests Seller to consign any Products to Buyer, the following terms and conditions shall apply:

               (a) Consignment Products shall be delivered to Buyer location at which Buyer will use the Products, based upon information supplied by Buyer to Seller. However, Seller shall have the option not to make any such shipment unless Buyer shall have paid all sums owing with respect to all previous quantities of Products purchased by Buyer.

               (b) Seller shall use Federal Express or UPS or other recognized courier services to ship Consignment Products, as directed by Buyer, and shall charge Buyer's account with such courier service. Consignment Products shall be received by Buyer and stored by Buyer as Seller's property. All charges and expenses for receiving, handling, and storing such material shall be paid by Buyer. The Consignment Products in all cases shall be carefully segregated from other goods either of the same or different character belonging either to Buyer or to any third person, shall be marked as Seller's property, and shall be stored in an area in Buyer's facilities separate from and not mingled with other goods of Buyer or of any third person.

               (c) Buyer shall inspect all Products (including the Consignment Products) and notify Seller within one month if any of the Products fail to meet Buyer's specifications and quality standards for such Products.

               (d) Buyer shall comply with all laws which might in any way affect Seller's ownership of the Consignment Products from time to time stored in Buyer's facility(s) and shall indemnify and hold harmless Seller from and against all loss, damage, and expense arising out of any levy, attachment, lien or process involving the Consignment Products. Buyer shall be responsible for, and shall indemnify Seller against, any loss or shrinkage in the quantity of the Consignment Products while so stored, whether such loss or shrinkage is caused by theft or pilferage or by fire, flood, tornado or other similar catastrophe. Buyer shall purchase and maintain insurance covering all such losses and naming Seller as additional insured.

               (e) Buyer shall keep at all times a complete list or inventory of the Consignment Products so stored, copies of which list shall be furnished to Seller upon request. Upon not less than three (3) business days prior notice, Seller's representatives shall have reasonable access to the Consignment Products at Buyer's facilities for the purpose of verifying such lists or inspecting the condition of Consignment Products.

               (f) All public charges, whether in the nature of sales, occupational or other taxes or assessment or license fees, which shall be levied or assessed against the Consignment Products at Buyer's facilities, or against Buyer or Seller by reason hereof, by any federal, state or municipal authority, shall be paid by Buyer.

               (g) All Consignment Products shall remain the property of Seller and shall be held by Buyer as such until withdrawn from the consigned stock and purchased by Buyer pursuant to this Agreement. Buyer will withdraw Products from the inventory of Consignment Products on a first-in-first-out basis for each product model.

               (h) From time to time, as Buyer shall purchase Consignment Products from Seller, it may withdraw the Consignment Products so purchased from Seller's consigned stock of the product at Buyer's facility(s). Upon each such withdrawal for purchase by Buyer pursuant to this Agreement, title to the Consignment Products so withdrawn shall pass to Buyer.

6.       Obligations Upon Termination or Certain Changes.

               (a) Upon expiration or termination of this Agreement for any reason whatsoever or if Buyer changes the model mix of, or discontinues, any Products which it requires, Buyer shall purchase, or be deemed to have purchased from Seller, all of the remaining Consignment Products located at a Company facility, which met Buyer's specifications and quality standards at the time of receipt, as of the date of expiration or termination, at the prices in effect at such time. Payment shall be made in accordance with Section 2.2

               (b) Upon expiration or termination of this Agreement for any reason whatsoever or if Buyer changes the model mix of, or discontinues, any Products which it requires, Buyer agrees to purchase, within six (6) months, all Products that Seller then holds either (i) as finished inventory or (ii) work-in-progress ("WIP") up to the maximum amount of inventory that Seller is required to maintain under Section 4 of the Agreement (provided, however that, for any WIP, Buyer shall only be required to reimburse Seller for the cost of any such material that Seller cannot reasonably use for other product(s).

7.       New Technology.

     7.1 During the Initial Term of this Agreement and any extension thereof, Seller agrees to offer, develop and manufacture for, and to sell to, Products and for Buyer's products incorporating any technology or intellectual property (collectively, "Technology") for such Products which Seller now possesses or may hereafter develop or acquire, provided that Seller is not otherwise restricted by law or contract including but not limited to restrictions due to intellectual property rights owned by third parties or designs the development of which were paid for in whole or in part by a customer from selling Products incorporating such Technology to Buyer ("New Products"). All New Products shall be subject to and covered by this Agreement.

     7.2 For any New Product developed under this Section 7 for Buyer, the parties agree to negotiate pricing for such New Product in good faith.

     8. Continuity of Supply. Seller acknowledges that Buyer has certain concerns regarding the continuity of its supply source for Products in the event that a change of control occurs with respect to Seller. In that regard, Seller agrees as follows:

     8.1 This Agreement is binding on Seller's successors and assigns.

     8.2 In the event that Seller sells all or substantially all of its assets to any third party, Seller shall require any such purchaser to assume and agree to perform all of Seller's obligations under and for the term of this Agreement.

     8.3 In addition, Seller agrees that, in connection with any sale of a controlling interest of Seller to any direct competitor of Buyer ("Acquiror"), Seller will notify any such potential Acquiror of its obligations under this Agreement.

8.4      "Controlling interest" means:

     8.4.1 The acquisition by a competitor of Buyer of twenty-five percent (25%) or more of any class of securities of Seller;

     8.4.2 The acquisition by a competitor of Buyer of a right (whether by means of warrants, options, or otherwise) to acquire twenty-five percent (25%) or more of any class of securities of Seller;

     8.4.3 The granting of a right to representation on the Seller's board of directors to a competitor of Buyer (or a director, officer, employee, or agent of a competitor of Buyer) or the election to Seller's board of directors by a competitor of Buyer (or director, officer, employee or agent of a competitor of Buyer); or

     8.4.4 The establishment by the Seller of a joint venture, that engages or proposes to engage in any business in which Buyer then engages, in which a competitor of Buyer owns ten percent (10%) or more of any class of securities or has a right to ten percent (10%) or more of the profits of the venture.

     9. Option to Extend the Agreement. Buyer shall have the option to extend the term of this Agreement beyond the Initial Term for a period of two (2) years ("Option Extension Period") by delivering written notice to Seller not less than sixty (60) days prior to the extension date. The Option Extension Period, however, is subject to all of the following conditions:

     9.1 The prices for Batteries, Feedthroughs, Components and Enclosures during the Option Extension Period shall be, at the option of * either: (a) the * for each such Product * , or (b) prices for Batteries, Feedthroughs, Components and Enclosures * for all Batteries (in the aggregate), for all Feedthroughs (in the aggregate), for all Components (in the aggregate) and for all Enclosures (in the aggregate) sold to Buyer in each year of the Option Extension Period which is equal to * obtained by Seller for all Batteries (in the aggregate), for all Feedthroughs (in the aggregate), for all Components (in the aggregate) and for all Enclosures (in the aggregate) , respectively, * ;

     9.2 The prices for Capacitors will * during the Option Extension Period.

     9.3 If * elects pricing under Section 9.1(b) above, Seller will notify Buyer as soon as is reasonably possible, as to the pricing applicable for the Option Extension Period. * as to the amount of the * that * with respect to Batteries (in the aggregate), Feedthroughs (in the aggregate), Components (in the aggregate) and Enclosures (in the aggregate), respectively. Seller will cooperate with * so that the * within thirty (30) days of its appointment by Buyer. If the * of the price quoted by Seller, then Buyer will be solely responsible for the * of the * . If the price quoted by Seller is more than * , then Seller will be solely responsible for the * of the * .

     9.4 " * " under Section 9.1(b) above shall: (a) be calculated according to Generally Accepted Accounting Principles (GAAP) and in a manner consistent with Seller's previous practices; and (b) * or * .

     9.5 Seller, Buyer, and * will cooperate in good faith to establish the relevant * of * to be included in the * of * . If Seller and Buyer have not agreed to the composition of the relevant * within thirty (30) days, then the relevant * will be finally * .

     9.6 Seller and Buyer will cooperate and negotiate in good faith in connection with allocating the aggregate price increases permitted by Buyer under Section 9.1(b) among individual Products to be purchased by Buyer during the Option Extension Period.

                                    EXHIBIT B

                              MEDICAL POWER SOURCES

                           PRICING AND INVENTORY LEVEL

I.       Battery


         A.       Pricing

         Lithium iodine Bradycardia Device Batteries


                             Lithium Iodine Pricing
------------------------- ------------------- ------------------- -------------------
         Model                   2004                2005                2006
------------------------- ------------------- ------------------- -------------------
          8077                   $ *                 $ *                 $ *
------------------------- ------------------- ------------------- -------------------
          8711                   $ *                 $ *                 $ *
------------------------- ------------------- ------------------- -------------------
          9107                   $ *                 $ *                 $ *
------------------------- ------------------- ------------------- -------------------
          9438                   $ *                 $ *                 $ *
------------------------- ------------------- ------------------- -------------------
          9918                   $ *                 $ *                 $ *
------------------------- ------------------- ------------------- -------------------


               1. Purchase Requirements: * % of Buyer's bradycardia device battery demand to be purchased from Seller

               2. Pricing for current models, standard shape and pin modifications


         SVO Multiplate Defibrillator Batteries

               1. Purchase Requirements: Minimum of * % of Buyer's tachycardia device battery demand to be purchased from Seller

               2.   $ * initial price for all models (excluding * )

               3. * % annual price reduction for models > * units in previous year

               4. "Units per year" determined by battery model on a calendar year basis

               5.   Models * excluded from annual price reduction

               6. Pricing applies to current technologies referred to as High Temperature Pressed Powder / High Temperature Sheet (HTPP/HTS).

               7. Price premiums based upon shape and /or terminal modification complexity apply

                                    ----------------------- ----------------
                                            Model                2004
                                    ----------------------- ----------------
                                    ----------------------- ----------------

                                    ----------------------- ----------------
                                    ----------------------- ----------------
                                             2255                 $ *
                                    ----------------------- ----------------
                                    ----------------------- ----------------
                                             9443                 $ *
                                    ----------------------- ----------------
                                    ----------------------- ----------------
                                             2156                 $ *
                                    ----------------------- ----------------
                                    ----------------------- ----------------
                                             2150                 $ *
                                    ----------------------- ----------------
                                    ----------------------- ----------------
                                            Aegis                 $ *
                                    ----------------------- ----------------

         Quasar High Rate Cell Pricing:

               1. Quasar High Rate battery technology defined as High Rate SVO/CFx hybrid

               2. Purchase Requirements: Minimum of * % of Buyer's tachycardia device battery demand to be purchased from Seller

               3.   $ * initial price for all * , * or * plate models

               4. Price premium applies for all odd-number plate cells and cells > * plates

               8. * % annual price reduction for models > * units in previous year

               5. "Units per year" determined by battery model on a calendar year basis

               6. A price premium may be applied for shape and/or terminal modification complexity


         Carbon Monofluoride Basic Cell Pricing (CFx)

             -------------------- ----------------------------
                 Units/Year                  Price
             -------------------- ----------------------------
             -------------------- ----------------------------
                    * - *                     $ *
             -------------------- ----------------------------
             -------------------- ----------------------------
                      *                       $ *
             -------------------- ----------------------------

               1. Purchase Requirements: * % of Buyer's bradycardia device battery demand to be purchased from Seller

               2. CFx "Units per Year" include all models on a calendar year basis

               3.   Minimum annual quantity per model 500 pcs.

               4. CFx pricing shown above is for stainless steel encased, single cathode plate construction cells

               5. Price premiums based upon shape and/or terminal modification complexity apply

Quasar Medium Rate (MR) Cell Pricing

             -------------------- ----------------------------
                 Units/Year                  Price
             -------------------- ----------------------------
             -------------------- ----------------------------
                    * - *                     $ *
             -------------------- ----------------------------
             -------------------- ----------------------------
                      *                       $ *
             -------------------- ----------------------------

               1. Purchase Requirements: * % of Buyer's bradycardia device battery demand to be purchased from Seller

               2. Quasar MR "Units per Year" include all models on a calendar year basis

               3.   Minimum annual quantity per model 500 pieces.

               4. Quasar MR pricing shown above is for stainless steel encased, single cathode plate construction cells

               5. Price premiums based upon shape and/or terminal modification complexity apply

B. Battery Inventory

               1. Seller's obligation under the Agreement to maintain inventory is limited to the level reflected in "Inventory Requirement" column of the table set forth below (subject to Item 5 below).

               2. The "Inventory Requirement" is that Seller maintain inventory that can be processed by Seller to completion and shipped to Buyer within 5 calendar days

               3. Seller inventories will be replenished within a period of 40 calendar days.

               4. All inventory levels adjusted quarterly per Buyer's updated forecast

               5. Safety Stock requirement for Buyer's location in Sweden (AB) is limited to Consignment Inventory only


             -------------------------------------------------------------
                  Battery                      Required Inventory
             -------------------------------------------------------------
              Lithium Iodine                 15% of annual forecast
             -------------------------------------------------------------
                    SVO                       8% of annual forecast
             -------------------------------------------------------------
                    CFx                        15% annual forecast
             -------------------------------------------------------------
                 Quasar HR                    8% of annual forecast
             -------------------------------------------------------------
                 Quasar MR                    8% of annual forecast
             -------------------------------------------------------------


C. Exclusivity

1.       Lithium Iodine Power Sources (Pacemaker Applications)

               1.1. The cell model/design will remain exclusive to Buyer for two
                    (2) years after shipment of the first implantable grade unit.

               1.2. In the event Buyer requests the cell to continue exclusivity in perpetuity, the following course of action will apply:

                    1.2.1. Upon shipment of the * unit in the same model
                         configuration, Buyer must send Seller a letter stating Buyer's intent of exclusivity in perpetuity, and pay Seller the sum of $ * .

2.       Shapes that are less than 5 mm thick.

               2.1. The cell will remain exclusive to Buyer for two (2) years after shipment of the first implantable grade unit. 2.2. In the event Buyer requests the cell to continue exclusivity in perpetuity, the following course of action will apply:

                    2.2.1. Upon shipment of the * unit in the same model configuration, Buyer must send Seller a letter stating Buyer's intent of exclusivity in perpetuity, and pay Seller the sum of $ * .

3.   Solid Cathode Multiplate Power Sources (High Rate Defibrillator
     Applications)

          3.1. The cell will remain exclusive to Buyer for three (3) years after shipment of the first implantable grade unit.

          3.2. In the event Buyer requests the cell to continue exclusivity in perpetuity, the following course of action will apply:

               3.2.1. Upon shipment of the * unit in the same model
                    configuration, Buyer must send Seller a letter stating Buyer's intent of exclusivity in perpetuity, and pay Seller the sum of $ * .

II.      Capacitor:


         A.       Wet Tantalum Capacitor Pricing:

            ----------------------------------- --------------------------
                          Device                          Per Set of 4
            ----------------------------------- --------------------------
            ----------------------------------- --------------------------
                        Epic Plus                              $ *
            ----------------------------------- --------------------------
            ----------------------------------- --------------------------
                         Atlas II                              $ *
            ----------------------------------- --------------------------

                  1. Price Premiums for terminal modification complexity and paralyne coating apply

         B. Inventory

             --------------------------------------------------------------
                 Capacitor                     Required Inventory
             --------------------------------------------------------------
                     All                      10% of annual forecast
                Capacitors
             --------------------------------------------------------------


         C. Exclusivity

               1.   The capacitor pack will remain exclusive to Buyer for two
                    (2) years after shipment of the first implantable grade unit.

               2. In the event Buyer requests the pack to continue exclusivity in perpetuity, the following course of action will apply:
                    Upon shipment of the * pack in the same model configuration, Buyer must send Seller a letter stating Buyer's intent of exclusivity in perpetuity, and must pay Seller the sum of $
                    * .

                                    EXHIBIT C

                            COMPONENTS - FEEDTHROUGHS

                          PRICING AND INVENTORY LEVELS


III.     Components


         A.       Feedthrough and Filtered Feedthrough Pricing

---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
                                 WGT Part           SJM Part          Current
                                  Number             Number        Selling Price    2004 Price    2005 Price    2006 Price
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
  Feedthrough Components
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
Tripolar                     0959901            06327659                $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
Bipolar                      0977101            02054583                $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
Quad                         0970001            8001713                 $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
Quad                         0961101            3001206                 $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
1540 EPIC HF                 1540M102PXC        1080514-001             $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
ATLAS 2 4 PIN                1540M102PXE        10009230                $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
ATLAS 2 6 PIN                2060M102PXH        10009229                $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
2060shorter lead             2060M102PXE        1080492-004             $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
Photon micro 2               2060M102PXG        10007259                $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
Aegis 8-Pin                  1016501            TBD                     $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
Aegis 6-Pin                  1018301            TBD                     $ *            $ *           $ *            $ *
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------
IB Alternative (Surface      TBD                TBD                     $ *            $ *           $ *            $ *
Mount)
---------------------------- ------------------ ----------------- ---------------- ------------- ------------- --------------



               1. Purchase Requirements: Minimum of * % of Buyer's product demand for items listed above to be purchased from Seller

               2. 1B Alternative (part #TBD in table above) Supplier Pricing and Buyer Demand requirements become effective within six months after successful qualification of part

                                    EXHIBIT D


                           COMPONENTS - MACHINED PARTS

                          PRICING AND INVENTORY LEVELS


B.  Platinum Components Pricing



----------------------- ----------------- --------------------- --------------- -------------- -------------
                            WGT Part            SJM Part
                             Number              Number           2004 Price     2005 Price     2006 Price
----------------------- ----------------- --------------------- --------------- -------------- -------------
 Platinum Components
----------------------- ----------------- --------------------- --------------- -------------- -------------
Tip                     1005801           02106334/6042378           $ *             $ *           $ *
----------------------- ----------------- --------------------- --------------- -------------- -------------
Ring                    1005701           02106342/6042379           $ *             $ *           $ *
----------------------- ----------------- --------------------- --------------- -------------- -------------
Ring                    0947001           06112523                   $ *             $ *           $ *
----------------------- ----------------- --------------------- --------------- -------------- -------------
Eluting Tip             0959201           6041783                    $ *             $ *           $ *
----------------------- ----------------- --------------------- --------------- -------------- -------------
Coated Helix            0976301           6041992-002                $ *             $ *           $ *
----------------------- ----------------- --------------------- --------------- -------------- -------------
Tip                     0956501           0602506                    $ *             $ *           $ *
----------------------- ----------------- --------------------- --------------- -------------- -------------
Tip                     0957001           6041706                    $ *             $ *           $ *
----------------------- ----------------- --------------------- --------------- -------------- -------------


               1. Purchase Requirements: Minimum of * % of Buyer's product demand for items listed above to be purchased from Seller

               2. Coated Helix (STJ part #6041992-002 above) Supplier Pricing and Buyer Demand Requirements become effective within six months after successful qualification of part


C .  Other Machined/Molded Components Pricing

-------------------------------------------------- --------------------- ----------------- --------------- ---------------
                                                         WGT Part
                                                          Number            2004 Price       2005 Price      2006 Price
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
                 Machined Parts
-------------------------------------------------- --------------------- ----------------- --------------- ---------------

-------------------------------------------------- --------------------- ----------------- --------------- ---------------
SET SCREW ALL                                      6041534-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
WASHER                                             6041701-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
L" CONNECTOR ASSEMBLY                              7001630-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
L" CONNECTOR ASSEMBLY/MICRONY                      7001441-012                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
SPACER                                             6041696-002                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
SET SCREW ALL                                      6041504-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
RING                                               6041697-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
CONNECTOR PIN                                      6041555-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
PROXIMAL RING                                      6041266-002                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
CRIMP CORE                                         6041693-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
ANCHOR-PROFILE                                     8008873                     $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
SEPTUM RING                                        3001236                     $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
HEADER COUPLING                                    6041994-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
CONNECTOR RING                                     6041987-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
CONNECTOR BLOCK                                    6041809-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
ICD CONNECTOR BLOCK                                10001534                    $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
ICD CONNECTOR BLOCK                                10001535                    $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
ICD CONNECTOR BLOCK                                10001536                    $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
WELDED CONNECTOR ASSEMBLY                          7002237-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
WELDED CONNECTOR ASSEMBLY                          7002236-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
WELDED CONNECTOR ASSEMBLY                          7002323-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------
WELDED CONNECTOR ASSEMBLY                          7002323-001                 $ *              $ *             $ *
-------------------------------------------------- --------------------- ----------------- --------------- ---------------

               1. Purchase Requirements: Minimum of * % of Buyer's product demand for items listed above to be purchased from Seller


D. Component Inventory

               1. Seller's obligation to maintain inventory is limited to the level reflected in "Inventory Requirement" column of the table set forth below (subject to Item 5 below).

               2. The "Inventory Requirement" is that Seller maintain inventory that can be processed by Seller to completion and shipped to Buyer within 5 calendar days

               3. Seller inventories will be replenished within a period of 40 calendar days.

               4. All inventory levels adjusted quarterly per Buyer's updated forecast

               5. Safety Stock requirement for Buyer's location in Sweden (AB) is limited to Consignment Inventory only


             ---------------------------------------------------------------
                 Component                     Required Inventory
             ---------------------------------------------------------------
               Feedthroughs                  15% of annual forecast
             ---------------------------------------------------------------
                 Filtered
               Feedthroughs                  15% of annual forecast
             ---------------------------------------------------------------

             ---------------------------------------------------------------
              Machined Parts                   10% annual forecast
             ---------------------------------------------------------------
              Platinum Parts                   10% annual forecast
             ---------------------------------------------------------------
               Molded Parts                    10% annual forecast
             ---------------------------------------------------------------

                                    EXHIBIT E


                                   ENCLOSURES

                          PRICING AND INVENTORY LEVELS

A. Enclosure Pricing


------------------------- --------------------------------------------------------------------------------------------
                                                                     Price
------------------------- --------------------------------------------------------------------------------------------
          Part                   Product                  2004                   2005                   2006
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      6011200-001               Affinity                  $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      6011200-002               Affinity                  $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        2101590                Affinity AB                $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        2101582                Affinity AB                $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      6012054-001               Integrity                 $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      6012054-002               Integrity                 $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        2065589              Integ. Micro AB              $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        2074441              Integ. Micro AB              $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      6042356-001             Photon Micro                $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
      6042356-002             Photon Micro                $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        10007741                 Photon                   $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        10007742                 Photon                   $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        10008938                  Atlas                   $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        10008939                                          $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        10008940                                          $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        10008941                  Atlas                   $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        *6231463            Case Left Side AB             $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        *6231471           Case Right Side AB             $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        10006573             Bathtub Anchor               $ *                     $ *                    $ *
------------------------- ---------------------- ----------------------- ---------------------- ----------------------




               1. Purchase Requirements: * % of Buyer's overall enclosure demand to be purchased from Seller.



         B. Enclosure Inventory



             ---------------------------------------------------------------
                 Enclosure                     Required Inventory
             ---------------------------------------------------------------
              All Enclosures                 10% of annual forecast
             ---------------------------------------------------------------